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Vanguard® PRIMECAP Fund

SUPPLEMENT TO THE PROSPECTUS

Important Change to the Redemption Fee Policy for Vanguard PRIMECAP Fund

The redemption fee period for Vanguard PRIMECAP Fund has been reduced from five years to one year, effective at the close of business on March 23, 2005. The 1% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The new period applies to shares redeemed after March 23, 2005. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.

        The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral™ Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your shares at the end of the given period.

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                                 1 Year        3 Years       5 Years      10 Years
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Investor Shares       $51            $160           $280            $628
Admiral Shares         36             113             197              443
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These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

©2005 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                                                                                                                 PSD59 032005